UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   June 9, 2005


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             001-13057                                   13-2622036
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      (Commission File Number)                 (IRS Employer Identification No.)



  650 MADISON AVENUE, NEW YORK, NEW YORK                   10022
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 10, 2005, Polo Ralph Lauren Corporation (the "Company") reported its results of operations for its fiscal quarter and fiscal year ended April 2, 2005. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.


         (a) On June 9, 2005, the Company's management and Audit Committee concluded that the Company will restate certain prior period financial statements for the following items:


         1.  Accounting for Leasing Transactions

         On February 7, 2005, the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC") issued a letter to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under accounting principles generally accepted in the United States of America. The Company's management subsequently initiated a review of its lease-related accounting practices and determined that the manner in which it accounts for construction allowances and the period over which it recognizes rent expense were not in accordance with Financial Accounting Standards Board ("FASB") Technical Bulletin No. 88-1 "Issues Relating to Accounting for Leases" ("FTB No. 88-1").

         With respect to construction allowances, FTB No. 88-1 states that lease incentives should be treated by the lessee as a reduction of rental expense and amortized on a straight-line basis over the term of the lease in accordance with FTB No. 85-3 "Accounting for Operating Leases with Scheduled Rent Increases." Accordingly, the restatement will reflect long-term liabilities for the unamortized portion of construction allowances (deferred lease incentives) which are amortized over the lease term on a straight-line basis as a reduction of rent expense. The Company had previously recorded these allowances as a reduction of property and equipment and amortized them over the lease term as a reduction of depreciation expense.

         In determining the proper period over which to recognize rent expense with free rent periods and/or rent escalation, FTB No. 88-1 considers the lessee's possession or right to control the physical use of the property, and requires that straight-line rent expense begin when the lessee takes possession of or controls the use of the space. The Company had previously recorded straight-line rent expense beginning on the store opening date, as the Company believed that "possession" under FTB No. 88-1 occurred on the date it took physical control of the space through occupancy, without considering the construction build-out period.

         The impact of the construction allowance restatement on the Company's April 3, 2004 consolidated balance sheet is an increase in property and equipment, net of approximately $11.4 million and an increase in deferred lease costs of approximately $20.6 million. The impact on the Company's selling general and administrative costs is an increase of approximately $2.9 million for fiscal 2004, a decrease of approximately $2.4 million for fiscal 2003 and a decrease of $0.1 million for 2002.


         2. R L Media Consolidation


         In February 2000 Ralph Lauren Media LLC, a joint venture with National Broadcasting Company, Inc. and certain affiliated companies ("NBC"), was formed. Under this 30-year joint venture agreement, Ralph Lauren Media is owned 50% by the Company and 50% by NBC. The Company has used the equity method of accounting for this investment since inception. The Company has determined, upon subsequent review and with the benefit of addition interpretations of under FASB Interpretation 46R ("FIN 46R"), issued on December 24, 2003, that consolidation of Ralph Lauren Media into the Company's financial statements was required as of April 3, 2004. The impact on the Company's balance sheet as of April 3, 2004 is to increase assets by approximately $18 million and liabilities by approximately $9.0 million. There was no effect on prior years' reported earnings.


         The Company will restate results for fiscal 2001 through fiscal 2004 and the first three quarters of fiscal 2005. Accordingly, the financial statements and independent auditors' reports contained in the Company's filings with the Securities and Exchange Commission for these periods should no longer be relied upon. These restatements will be reflected in the Company's Annual Report on Form 10-K for fiscal 2005, which it expects to file by July 1, 2005.

         The Audit Committee and management of the Company discussed with the Company's independent registered public accounting firm the matters disclosed in this Item 4.02(a) of this Form 8-K.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.

              Not applicable

(b)           Pro forma financial information.

              Not applicable

(c)           Exhibits.

              EXHIBIT NO.           DESCRIPTION
              -----------           -----------

               99.1                 Press release, dated June 10, 2005





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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLO RALPH LAUREN CORPORATION


Date:  June 10, 2005                    By: /s/ Tracey T. Travis
                                            -----------------------------------
                                            Name:   Tracey T. Travis
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


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EXHIBIT INDEX
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99.1     Press release, dated June 10, 2005